Supplement dated May 11, 2012

to the Class A, Class C, and Class P Prospectus

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012, February 29, 2012, March 16, 2012, March 30, 2012, and
April 30, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

CHOOSING A SHARE CLASS and the costs of investing

One-Time Fee – Initial Sales Charge

Class A Shares

On pages 48-49, delete the information under the headings Initial Sales Charge Waiver or Reduction and Initial Sales Charge Waiver and substitute:

Initial Sales Charge Waiver or Reduction

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you or your Financial Professional must let the Fund know at the time you purchase shares that you qualify for such a reduction. It may be necessary for you to provide information and records, such as account statements. If your Financial Professional or you do not let the Fund know that you are eligible for a reduction, it is possible you will not receive a sales charge discount to which you are otherwise entitled.

Initial Sales Charge Waiver

•         No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•         No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

•         A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•         current and former Directors of PFI, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents) and trusts created by or primarily for the benefit of these individuals;

•         Premier Credit Union when the shares are owned directly with PFI;

•         non-ERISA clients of Principal Global Investors LLC;

•         any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•         clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•         non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•         any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•         individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations and who own the shares directly with PFI;

•         clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•         retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement) or by other retirement plans or benefit plans with a total value of at least $500,000 or participants in such plans;

•         financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

•         any investor whose account is held directly with PFI and PFI treated such account, as of May 11, 2012, as qualifying for an initial sales charge waiver based on the December 30, 2011 Prospectus for Class A Shares.

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